UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2017

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Kevin Schewe Senior Convertible Promissory Note Dated April 25, 2017

On April 25, 2017, Kevin Schewe, Director of the Registrant, made a $15,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on February 23, 2017. In the Loan Agreement, Schewe agreed, subject to satisfaction of certain conditions, including among other things, Schewe’s satisfaction with the use of proceeds of past loans, to provide loans of up to $100,000 as required by the Registrant for a two-year period. The loans would be evidenced by a Convertible Note. The loans accrue interest at 8% per annum. At Schewe's election, the notes are convertible into shares of Registrant common stock at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the first anniversary of the issuance date of such note. If Schewe chooses to convert, the $15,000 loan made on April 25, 2017 would convert into 48,387,097 shares of Registrant common stock at a common stock price of $0.00031 per share.

Including the newest loan, Schewe has made cumulative loans to the Registrant totaling $40,000 since the execution of the Loan Agreement.

The Note for the loan on April 25, 2017 is attached hereto as Exhibit 10.1.

Notice of Conversion of April 25, 2017 Kevin Schewe Loan

On April 25, 2017, Kevin Schewe, Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on April 25, 2017 converted $15,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Schewe had made a $15,000 loan to the Registrant on April 25, 2017. The $15,000 loan owed to him converted into 48,387,097 shares of Registrant common stock at a conversion price of $0.00031 per common share.

Haris Basit Senior Convertible Promissory Note Dated April 25, 2017

On April 25, 2017, Haris Basit, CEO of the Registrant, made a $10,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on November 30, 2016. In the Loan Agreement, Basit agreed, subject to satisfaction of certain conditions, including among other things, Basit’s satisfaction with the use of proceeds of past loans, to provide loans of up to $100,000 as required by the Registrant for a two-year period. The loans would be evidenced by a Convertible Note. The loans accrue interest at 8% per annum. At Basit's election, the notes are convertible into shares of Registrant common stock at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the first anniversary of the issuance date of such note. If Basit chooses to convert, the $10,000 loan made on April 25, 2017 would convert into 32,258,065 shares of Registrant common stock at a common stock price of $0.00031 per share.

Including the newest loan, Basit has made cumulative loans to the Registrant totaling $51,000 since the execution of the Loan Agreement.

The Note for the loan on April 25, 2017 is attached hereto as Exhibit 10.2.

Notice of Conversion of April 25, 2017 Haris Basit Loan

On April 25, 2017, Haris Basit, CEO and Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on April 25, 2017, converted $10,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Basit had made a $10,000 loan to the Registrant on April 25, 2017. The $10,000 loan owed to him converted into 32,258,065 shares of Registrant common stock at a conversion price of $0.00031 per common share.

Item 3.02 Unregistered Sales of Equity Securities.

On April 25, 2017, the Registrant issued 48,387,097 shares of Registrant common stock to Kevin Schewe, Director of the Registrant, related to a loan on April 25, 2017. The shares were issued related to the conversion by Schewe of one convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was no general solicitation or general advertising involved in the offer or sale.

On April 25, 2017, the Registrant issued 32,258,065 shares of Registrant common stock to Haris Basit, CEO and Director of the Registrant, related to a loan on April 25, 2017. The shares were issued related to the conversion by Basit of one convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was no general solicitation or general advertising involved in the offer or sale.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2017, pursuant to an Employment Agreement entered into on July 10, 2015, between the Registrant and Mr. Haris Basit, CEO, the Registrant issued 18,750,000 non-qualified stock options out of its existing stock plan to Mr. Basit. The stock options will vest immediately and were issued at $0.0015 per share which represented fair market value on the date of grant.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Senior Convertible Promissory Note between Registrant and Kevin Schewe dated April 25, 2017.
10.2 Senior Convertible Promissory Note between Registrant and Haris Basit dated April 25, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

May 1, 2017	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Senior Convertible Promissory Note between Registrant and Kevin Schewe dated April 25, 2017.
10.2	Senior Convertible Promissory Note between Registrant and Haris Basit dated April 25, 2017.